Exhibit 32.1


                        View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of View Systems, Inc. certifies (the "Company") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(A) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   February 2, 2006
                                           /s/ Gunther Than
                                          ____________________________________
                                          Gunther Than
                                          Chief Executive Officer
                                          Principal Financial Officer